Exhibit 10.3

PROMISSORY

NOTE

(with Incentive

Participation)

$5,000,000.00	December 31, 2014

THIS PROMISSORY NOTE (this "Note") is made as of December 31, 2014 by THE RESIDENCES AT SHERBURNE COMMONS, INC., a Massachusetts c. 180 non-profit corporation] ("Borrower"), having an address at c/o 40 Sherburne Commons, Nantucket, Massachusetts 02554, to and in favor of CORNERSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership its successors and assigns ("Lender"), having an address at 2 South Pointe Drive, Suite 100, Lake Forest, California 92630.

NOW, THEREFORE, FOR VALUE RECEIVED, Borrower, unconditionally promises to pay to the order of Lender, without any counterclaim, setoff or deduction whatsoever, on or before the Maturity Date (as hereinafter defined), at the office of Lender, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of FIVE MILLION AND N0/100 DOLLARS ($5,000,000.00), together with (i) interest on so much thereof as is from time to time outstanding and unpaid, from the date of the advance of the principal evidenced hereby, at the rate of three and one half percent (3.5%) per annum (the "Note Rate"), compounded annually, and (ii) the Additional Interest (defined below), at such time as is required by the terms hereof, all in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

SECTION 1

TERMS AND

CONDITIONS

1.01         Payment of Interest. Interest shall be computed hereunder based on a 360-day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, such accrual shall commence on the date hereof, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time on a business day at the place designated for payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds at the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender (or if Lender designates another entity to receive payment on behalf of Lender, such entity) is open for business.

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Payments of interest only shall be payable in monthly installments, beginning on the first day of the first month following the date of this Note and continuing on the first day of each and every month (each a "Payment Date") thereafter through and including December 31, 2017 (the "Maturity Date"), at which time the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon and the Additional Interest then due, shall be due and payable in full; PROVIDED, HOWEVER, at Borrower's election, interest may accrue and not be payable for the period commencing on the date hereof, through and including December 31, 2015, and all such accrued but unpaid interest shall then be payable in full commencing January 1, 2016, and interest shall then be payable on each succeeding Payment Date. Each such monthly installment shall be applied first to the payment of accrued interest and then to reduction of principal, if any. For purposes of making payments hereunder, but not for purposes of calculating interest accrual periods, if the day on which any payment is due is not a Business Day (as defined in the Security Instrument), then amounts due on such date shall be due on the immediately preceding Business Day.

1.02           Payment of Principal. Outstanding and unpaid principal due hereunder shall be paid to Lender by remittance to Lender of the entire Net Proceeds payable to Borrower for any of the residential cottages (the "Cottages") in the Sherburne Commons multiunit senior independent and assisted living facility situated at 21 South Shore Road, Nantucket, Massachusetts being the premises leased to Borrower pursuant to that certain Second Amended and Restated Ground Lease dated December 9, 2009, as amended and assigned to Borrower, and which are not subject to that certain Liquidating Trust Agreement dated December 1, 2009 established in the Bankruptcy Case In re: Sherburne Commons, Inc., Case No. 08-18026-WCH (US Bankruptcy Court for the District of Massachusetts). As used herein, "Net Proceeds" shall mean the gross actual consideration paid by purchasers of the Cottages, whether by outright sale or by payment of one time entrance fees, less customary closing costs, including brokerage fees, recording fees, documentary deed stamps, Nantucket Land Bank excise fees, closing attorney fees, and all other normal and customary fees and charges incurred in the normal practice of real estate conveyance. In connection therewith, Borrower shall (i) submit a report monthly to Lender evidencing the status of the Cottages, including detailing which are being marketed but unsold, which are under contract for sale and the anticipated date of closing, and which have been sold since the prior reporting period, a form of such report is attached hereto as Exhibit A; (ii) deliver to Lender within five (5) days of execution a true and correct copy of each purchase agreement executed by Borrower and the purchaser and shall notify Lender not less than ten (10) days in advance of any sale so identified and the place and person conducting the closing; and (iii) deliver a true and complete closing statement evidencing the Net Proceeds realized therefrom, in adequate detail evidencing the Gross Sale Price and deductions therefrom to result in the Net Proceeds with respect to the subject transaction. Borrower shall remit to Lender such Net Proceeds from each such sale not later than ten days following the closing of such sale, accompanied by a true copy of the closing statement certified as true and correct by Borrower and certifying that no other undisclosed agreements exist between Borrower, as seller, and the buyer, whether oral or written with respect to the subject transaction. Such remitted Net Proceeds shall be applied to principal then outstanding. Unless previously paid in full, any then outstanding principal shall be paid, in full, on the Maturity Date. Borrower may prepay principal in whole or part upon ten days advance notice to Lender without penalty or premium.

1.03           Additional Interest Incentive Participation.

(i)              Definitions. As used in this Section 1.03, the following terms are defined as follows.

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(a)          "Acceleration Default" means the Lender's acceleration of the indebtedness evidenced by this Note after the occurrence of an Event of Default.

(b)          "Additional Interest Maturity Date" means December 31, 2018.

(c)          "Additional Interest Maximum" means One Million Dollars ($1,000,000).

(d)          "Additional Interest Threshhold" means Six Million Dollars ($6,000,000) of Cottage Sales Net Proceeds. The Additional Interest Threshold shall be determined by monthly sales reports and net proceeds reconciliations submitted to Lender by the chief financial officer of Borrower and certified as true and correct for the reporting period.

(e)          "Cottage Sales Net Proceeds" means the gross actual consideration paid by purchasers of the Cottages, less customary closing costs, including brokerage fees, recording fees, documentary deed stamps, Nantucket Land Bank excise fees, closing attorney fees, and all other normal and customary fees and charges incurred in the normal practice of real estate conveyance. Such net proceeds shall be evidenced by a complete and adequately detailed closing statement with respect to the subject transaction.

(ii)           Additional Interest. In addition to the payment of interest ("Regular Interest") and principal provided for in Sections 1.01 and 1.02 of this Note, Borrower agrees to pay to Lender, as "Additional Interest" fifty percent (50%) of the Cottage Sales Net Proceeds received by Borrower during the period from and after the date upon which the Additional Interest Threshold has been achieved (notwithstanding that some portion of Cottage Sales Net Proceeds may have been previously remitted to Lender in payment of Principal under this Note as provided in Section 1.02 hereof), up to and including the Additional Interest Maturity Date, but Additional Interest due as of the Maturity Date shall also include the amounts payable with respect to Cottages under contract for sale but which have not yet been actually sold and which Additional Interest with respect to such contracted but unsold Cottages as of the Additional Interest Maturity Date shall be remitted to Lender promptly upon the completion of the transaction represented thereby, but in no event shall Lender receive more than the Additional Interest Maximum. The Additional Interest shall be payable not later than ten days following Borrower's receipt of Cottage Sales Net Proceeds and shall be evidenced by a true, complete and adequately detailed closing statement with respect to the subject transaction.

(iii)          Termination. Lender's right to the payment of Additional Interest shall terminate upon the Additional Interest Maturity Date, subject to payment of the Additional Interest then due Lender and including Additional Interest due after the Additional Interest Maturity Date with respect to Cottages under contract but for which the completion of the transaction is subsequent thereto.

(iv)           No Joint Venture. Nothing in this Note or the Loan Documents is intended or shall be construed to make Borrower and Lender partners or joint venturers or to make either of them liable for the debts or obligations of the other, it being the express and unequivocal intent of Borrower and Lender that their relationship shall be solely and exclusively that of debtor and creditor.

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1.04          Prepayment. This Note may be prepaid in whole or in part without premium or penalty.

1.05          Security. The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, that certain Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Security Instrument"), dated of even date herewith, made by Borrower in favor of Lender, encumbering certain property located in Nantucket County, Massachusetts. The Security Instrument, together with this Note, any indemnity and guaranty agreement, any hazardous substances indemnity agreement, and such other agreements, documents and instruments, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions and modifications thereof, are herein referred to collectively as the "Loan Documents". All of the terms and provisions of the Loan Documents are incorporated herein by reference. Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records. In the event that (i) Borrower repays all principal and interest outstanding pursuant to this Note as provided for in Sections 1.01 and 1.02 (but not including the Additional Interest provided in Section 1.03) on or before the Maturity Date and prior to the Additional Interest Maturity Date, whether through securing alternate financing or otherwise, and (ii) Borrower has adopted one or more forms of multiple ownership of the Cottages (by way of example but without limitation, condominium, co-operative, or tenancy in common), Lender agrees to provide Borrower with a partial release of the Collateral subject to the Security Instrument which do not constitute Cottages.

1.06         Default. It is hereby expressly agreed that should any default occur in the payment of principal or interest as stipulated above and such payment is not made when due, or should any other monetary or any material non-monetary default occur under any of the Loan Documents which is not cured within any applicable grace or cure period therein, but including without limitation, any sale, transfer, conveyance or other violation of the terms of Section 1.13 of the Security Instrument, then an "Event of Default" shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, and including any unpaid Additional Interest, shall, at the option of Lender and without notice to Borrower, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated date of maturity.

In the event that any payment is not received by Lender on the date when due, then in addition to any default interest payments due hereunder, Borrower shall also pay to Lender a late charge in an amount equal to five percent (5.0%) of the amount of such overdue payment in order to defray Lender's expenses in addressing and processing the delinquent payment and compensate Lender from the loss of the use of such payment. Such amount shall be secured by the Loan Documents, but shall not result in any extension of the Maturity Date nor a waiver of any other right or remedy available to Lender in connection with the Loan Documents.

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So long as any default exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the amount due under this Note at a rate per annum equal to the Note Rate plus five percent (5.0%), or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Borrower under applicable law (the "Default Interest Rate"), and such default interest shall be immediately due and payable. Such amounts shall be secured by the Loan Documents, but shall not result in any extension of the Maturity Date nor a waiver of any other right or remedy available to Lender in connection with the Loan Documents.

Borrower acknowledges that it would be extremely difficult or impracticable to determine Lender's actual damages resulting from any late payment or default, and such late charges and default interest are reasonable estimates of those damages and do not constitute a penalty. The remedies of Lender in this Note or in the other Loan Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's discretion. Time is of the essence with respect to all matters concerning or relating to this Note. Borrower agrees to pay on demand all expenses and costs of enforcement, administration and collection incurred or paid by Lender including, but not limited to, reasonable attorneys' fees and disbursements of Lender, whether or not with respect to retained firms, the reimbursement for the expenses of in-house staff, or otherwise and whether or not any legal proceeding is commenced hereunder. The foregoing amounts shall be paid together with interest thereon at the Default Interest Rate from the date paid or incurred by Lender until such expenses are paid by the Borrower.

1.07          Exculpation.    Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications set forth below, Lender agrees that (i) Borrower shall be liable upon the indebtedness evidenced hereby and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security granted therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents (collectively, the "Propertv"), (ii) if default occurs in the timely and proper payment of all or any part of such indebtedness evidenced hereby or in the timely and proper performance of the other material obligations of Borrower under the Loan Documents, any judicial proceedings brought by Lender against Borrower shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, and confirmation of any sale under power of sale, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the Property except with respect to the liabilities described below in this section and in Section 1.08 below, and (iii) in the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of this Note and/or the other obligations of Borrower under the Loan Documents, whether by judicial proceedings or exercise of power of sale, no judgment for any deficiency upon the indebtedness evidenced hereby shall be sought or obtained by Lender against Borrower, except with respect to the liability described below in this section; provided, however, that, notwithstanding the foregoing provisions of this section, Borrower shall be fully and personally liable and subject to legal action (a) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (b) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender, (c) for all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity in connection with leases of all or any portion of the Property which are not applied in accordance with the terms of the applicable lease or other agreement, (d) for rent and other payments received from tenants under leases of all or any portion of the Property paid more than one (1) month in advance, (e) for rents, issues, profits and revenues of all or any portion of the Property received or applicable to a period after any notice of default from Lender hereunder or under the Loan Documents in the event of any default hereunder or thereunder which are not either applied to the ordinary and necessary expenses of owning and operating the Property or paid to Lender, (f) for damage to the Property as a result of intentional misconduct or gross negligence of, or material waste to or of the Property by, Borrower or any of its principals, officers or general partners or members, or any agent or employee of any such persons, or any removal of the Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages actually incurred by Lender on account of such damage or removal, (g) for Borrower's failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other claims which could create liens on any portion of the Property, accruing prior to the date Lender acquires actual possession and control of the Property, which would be superior to the lien or security title of the Security Instrument or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant, (h) for all obligations and indemnities of Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including, without limitation, those resulting from diminution in value of the Property or any portion thereof) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, (i) for fraud or material misrepresentation in connection with or related to the Loan, including without limitation, the origination thereof and/or performance thereof, by Borrower or any of its principals, officers, directors, general partners or members, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Borrower, any principal, officer, director, general partner, beneficial owner or member of Borrower, or any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof (including, without limitation, reasonable attorneys’ fees and expenses), (j) for any amounts paid under leases containing early lease termination and/or surrender options or otherwise paid by tenants in consideration of an early termination and/or surrender of any lease and not delivered to Lender in accordance with the Security Instrument, (k) for all damage, liability, loss, cost and expense (including, without limitation, reasonable attorneys’ fees) incurred by Lender as a result of the termination or revocation of any governmental license or authorization necessary to permit the operation of the Property as an assisted living facility, and (l) the costs incurred in recovering such amounts, including, without limitation, reasonable attorneys' fees and expenses. References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this section shall (l) be deemed to be a waiver, release or impairment of the indebtedness evidenced by this Note or the other obligations of Borrower under the Loan Documents or the lien of the Loan Documents upon the Property, or (2) preclude Lender from foreclosing the Loan Documents in case of any default hereunder or under any of the Loan Documents or from enforcing any of the other rights of Lender except as stated in this section, or under the Environmental Indemnity Agreement of even date from Borrower to Lender, or (3) limit or impair in any way whatsoever the Environmental Indemnity Agreement executed and delivered in connection with the indebtedness evidenced by this Note or any other indemnity or guaranty executed and delivered in connection with the indebtedness evidenced by this Note, or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to such Environmental Indemnity Agreement or any other such indemnity or guaranty or agreement relating hereto. Borrower agrees that Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the debt secured by the Security Instrument or to require that all collateral shall continue to secure all of the debt owing to Lender in accordance with the Loan Documents.

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1.08         Exceptions to Exculpation. Notwithstanding anything to the contrary in this Note or any of the Loan Documents, the obligations of Borrower under this Note and the other Loan Documents shall be fully recourse to Borrower in the event that: (i) the full payment of interest accrued under this Note is not paid when due no later than January 1, 2016; (ii) Borrower fails to maintain its status as a single purpose entity, as required by, and in accordance with the terms and provisions of, the Security Instrument; (iii) Borrower fails to obtain Lender's prior written consent to any subordinate financing (including, without limitation, any mezzanine financing) or other voluntary lien encumbering the Property; (iv) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Security Instrument; (v) a receiver, liquidator or trustee of Borrower or of any guarantor or indemnitor shall be appointed or if Borrower or any guarantor or indemnitor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, Borrower or any guarantor or indemnitor or if any proceeding for the dissolution or liquidation of Borrower or of any guarantor shall be instituted by Borrower or any guarantor; (vi) Borrower or any guarantor or indemnitor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to Borrower or any guarantor or indemnitor; or (vii) Borrower defaults hereunder in any way and Borrower or any guarantor or indemnitor, either before or after the occurrence of any such default, contests or in any way interferes with, directly or indirectly, any foreclosure action, Uniform Commercial Code sale and/or deed in lieu of foreclosure transaction commenced by Lender or with any other enforcement of Lender's rights, powers or remedies under any of the Loan Documents or under any document evidencing, securing or otherwise relating to any of the Collateral (as such term is defined in the Security Instrument) or any of the other Property (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action, seeking to consolidate any such foreclosure or other enforcement with any other action, or otherwise).

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1.09         Delegation to Servicer. At the option of Lender, the Loan may be serviced by a servicer or a trustee (together with their respective successors and assigns, the "Servicer") selected by Lender and Lender may delegate all or any portion of its rights and responsibilities under this Note and the other Loan Documents to the Servicer pursuant to a servicing agreement between Lender and Servicer.

1.10         GENERAL CONDITIONS

(a)            No Waiver; Amendment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person or entity now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by a definitive written agreement signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. Moreover, Borrower agrees that it shall not rely on any other memoranda, written analysis, proposal or conversation or action/inaction on the possibility that the Lender might ultimately agree to a waiver of any term or provision of this Note or any other Loan Document. As negotiations may be lengthy and complex, and may not produce a definitive written agreement, the Borrower should not forego any opportunities to repay the Note in reliance on any such negotiations or any proposed written agreement that is not fully-executed.

(b)            Waivers. Presentment for payment, demand, protest and notice of demand, protest and nonpayment and all other notices are hereby waived by Borrower. Borrower hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note or the other Loan Documents.

(c)            Limit of Validity. Notwithstanding anything to the contrary contained in this Note or the Security Instrument, the Default Interest Rate shall not at any time exceed the Maximum Rate. The term "Maximum Rate," as used herein, shall mean, on any day, the highest non-usurious rate of interest (if any) permitted by applicable law on such day.

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It is the intention of the parties hereto to comply with the usury laws of the State of Massachusetts and the United States of America. The parties hereto do not intend to contract for, charge or receive any interest or other charge which is usurious, and by execution of this Note or the Security Instrument, Borrower agrees that Lender has no such intent. This Note, the Security Instrument, the other Loan Documents and all other agreements between Borrower and Lender or any other holder hereof, which are now existing or hereafter arising, whether written or oral, are hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity hereof, or otherwise, shall the amount paid, or agreed to be paid, to Lender or any other holder hereof for the use, forbearance or detention of the money to be due hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the Debt, exceed the Maximum Rate. If from any circumstance whatsoever fulfillment of any provisions hereof or other document, at the time performance of such provisions shall be due, shall involve transcending the valid limits prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Rate, and if from any such circumstance Lender or any other holder shall ever receive as interest or otherwise an amount which will exceed the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing hereunder (without prepayment premium or penalty) or on account of any other principal indebtedness of Borrower to the holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded to Borrower. All sums paid and agreed to be paid to Lender or any other holder for use, forbearance or detention of the indebtedness of Borrower shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the period until payment in full on the Note (or any renewals, extensions and rearrangement thereof) so that the actual rate of interest on account of the Debt is uniform throughout the term of this Note (and all renewals, extensions and rearrangements hereof) and does not exceed the Maximum Rate. The terms and provisions of this Section 1.10(c) shall control and supersede any other provision of this Note or the other Loan Documents.

(d)            Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes and that amounts paid to Borrower hereunder shall be disbursed in accordance with the related sources and uses statement prepared by Lender and executed by Borrower on the date hereof. Borrower hereby acknowledges and confirms that its execution of such sources and uses statement constitutes its irrevocable and unconditional consent and authorization to the disbursement and use of the loan proceeds as described therein.

(e)            Unconditional Payment. Borrower is and shall be obligated to pay principal, interest, the Additional Interest (and interest thereon, if any) and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand..

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(f)            Further Assurances. Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created under this Note and the other Loan Documents, to protect and further the validity, priority and enforceability of this Note and the other Loan Documents, to subject to the Loan Documents any property of Borrower intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, to correct any error in any of the Loan Documents or any error in the disbursement of any funds pursuant to the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder; provided, however, that no such further actions, assurances and confirmations shall alter the exculpation provisions of this Note (or the other Loan Documents) or increase Borrower's obligations under this Note.

(g)            Submission to Jurisdiction; Waiver of Jury Trial.

BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN BOSTON, MASSACHUSETTS, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) AGREES THAT BORROWER WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM AND BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED ON THE FIRST PAGE HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANYWAY RELATING TO THIS NOTE OR ANY CONDUCT, ACT OR OMISSION OF LENDER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THlS NOTE AND/OR THE LOAN EVIDENCED HEREBY, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

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(h)          Miscellaneous. This Note shall be interpreted, construed and enforced according to the laws of the Commonwealth of Massachusetts and the applicable laws of the United States of America. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. To the extent any notice is provided hereunder or under any other Loan Document and Borrower knows or has reason to believe that any of the foregoing entities are acting as or on behalf of Lender hereunder, in addition to Lender, Borrower shall provide such notice to such entity. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. Subject to the limitations set forth in Section 1.07 above, if Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Capitalized terms used in this Note and not otherwise defined herein shall have the meaning ascribed to them in the Security Instrument or, if not therein defined, as defined in the other Loan Documents. Time is of the essence with respect to all provisions of this Note, the Security Instrument and the other Loan Documents. This Note and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note under seal as of the day and year first written above.

THE RESIDENCES AT SHERBURNE
COMMONS, INC.

By:	/s/ David D. Worth
David D. Worth
President and Treasurer

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